SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2004
                                                          --------------


                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)


          Maryland                      1-14788                 94-6181186
-------------------------        --------------------     ----------------------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)             Identification No.)


                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------


                                       N/A
                                    --------
         (Former name or former address, if changed since last report):

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      1.1 Underwriting Agreement, dated as of July 22, 2004, by and among the Company, the selling stockholders named therein, and Morgan Stanley & Co., Incorporated, Bear, Stearns & Co. Inc, Jefferies & Company, Inc. and JMP Securities LLC, as the representatives of the several underwriters named therein.

      5.1 Opinion of Venable LLP regarding the legality of the Offered Shares and the Option Shares.

      23.1  Consent of Venable LLP (included in the opinion filed as Exhibit
            5.1).

      99.1  Press Release, dated July 23, 2004.

Item 9.  Regulation FD Disclosure

      On July 22, 2004, Capital Trust, Inc. (the "Company"), entered into an Underwriting Agreement with Morgan Stanley & Co., Incorporated, Bear, Stearns & Co. Inc, Jefferies & Company, Inc. and JMP Securities LLC, as representatives of the several underwriters named therein (the "Underwriters") and the selling stockholders named therein (the "Selling Stockholders"), dated as of July 22, 2004 (the "Underwriting Agreement"), with respect to the offering by the Company (the "Offering") of 1,363,289 shares (the "Company Shares") of the Company's class A common stock, par value $0.01 per share (the "Common Stock") and the Selling Stockholders of 2,136,711 shares of Common Stock (the "Selling Shareholder Shares" and, together with the Company Shares, the "Offered Shares"), and up to an additional 525,000 shares of Common Stock (the "Option Shares") which may be issued and sold by the Company pursuant to the Underwriter's over-allotment option, pursuant to two effective shelf registration statements on Form S-3 (Registration No. 333-111261 and Registration No. 333-106970) as amended and supplemented by a prospectus supplement dated July 23, 2004. The Underwriting Agreement is attached as
Exhibit 1.1 hereto and is incorporated herein by reference.

      On July 23, 2004, Venable LLP delivered its legality opinion with respect to the Offered Shares and Option Shares. A copy of the legality opinion is attached hereto as Exhibit 5.1 hereto and is incorporated herein by reference.

      On July 23, 2004, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CAPITAL TRUST, INC.


                               By:      /s/ John R. Klopp
                                  -----------------------
                                  Name:  John R. Klopp
                                  Title: Chief Executive Officer



Date: July 23, 2004

                                  Exhibit Index


       Exhibit Number  Description
       --------------  -----------

            1.1 Underwriting Agreement, dated as of July 22, 2004, by and among the Company, the selling stockholders named therein, and Morgan Stanley & Co., Incorporated, Bear, Stearns & Co. Inc, Jefferies & Company, Inc. and JMP Securities LLC, as the representatives of the several underwriters named therein.

            5.1        Opinion of Venable LLP regarding the
                       legality of the Offered Shares and the
                       Option Shares.

            23.1       Consent of Venable LLP (included in the
                       opinion filed as Exhibit 5.1).

            99.1       Press Release, dated July 23, 2004.